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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         THIS AGREEMENT made and entered into as of this 1st day of January, 2001, by and between MICHAEL FOODS, INC., a Minnesota corporation (hereinafter referred to as "Michael Foods"), and BILL L. GOUCHER (hereinafter referred to as "Goucher").

         WHEREAS, Michael Foods and Goucher have heretofore entered into an employment agreement dated as of August 6, 1999; and

         WHEREAS, Michael Foods and Goucher desire to amend Sections 2 and 3 of said agreement to amend and clarify certain terms thereof.

         NOW, THEREFORE, in consideration of the premises and of the terms and conditions set forth, the parties agree as follows:

         1. Section 2 of the employment agreement between Michael Foods and Goucher dated as of August 6, 1999 is hereby amended by substituting for the phrase "shall continue through December 31, 2000", the following:

                    SHALL CONTINUE THROUGH DECEMBER 31, 2001

         2. Section 3 of the employment agreement between Michael Foods and Goucher dated as of August 6, 1999 is hereby amended by substituting for the phrase "for each of the calendar years of this Agreement from January 1, 1999 through December 31, 2000 of at least $230,000", the following:

                    FOR EACH OF THE CALENDAR YEARS OF THIS AGREEMENT FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001 OF AT LEAST $275,000

Except as otherwise provided herein, the employment agreement between Michael Foods and Goucher dated as of August 6, 1999 shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date and year above written.

                                MICHAEL FOODS, INC.


                                By           /s/ Gregg A. Ostrander
                                  ----------------------------------------------

                                Its            Chairman/Pres./CEO
                                   ---------------------------------------------

                                              /s/ Bill L. Goucher
                                ------------------------------------------------
                                                 BILL L. GOUCHER


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